                                                                   EXHIBIT 10.33

                             DISTRIBUTION AGREEMENT

     THIS DISTRIBUTION AGREEMENT, dated as of October 31, 1997 (the "Agreement"), is made by and between THE ADVISORY BOARD COMPANY, a Maryland corporation ("ABC") and THE CORPORATE ADVISORY BOARD COMPANY, a Delaware corporation ("New AB").

                                    RECITALS
                                    --------

     A.  Corporate Structure.  New AB is a wholly-owned subsidiary of ABC.
         -------------------

     B.  The Contribution.  ABC intends to contribute to New AB the Transferred
         ----------------
Business (the "Contribution").

     C.  The Distribution.  Following the Contribution, subject to the
         ----------------
conditions set forth in this Distribution Agreement, all issued and outstanding shares of capital stock of New AB will be distributed (the "Distribution") to the Sole Stockholder.

     D.  The Intention of the Parties.   It is the intention of the parties to
         ----------------------------
this Distribution Agreement that, for United States federal income tax purposes, the Contribution and the Distribution shall qualify as tax-free transactions under Sections 368(a)(1)(D) and 355 of the Internal Revenue Code of 1986, as amended (the "Code").

     The parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1 As used in this Distribution Agreement, the following terms shall have the following meanings (these meanings shall be equally applicable to the singular and plural forms of the terms defined):

     "Affiliate" of a specified person is a person that directly or indirectly controls or is controlled by, or is under common control with, the person specified.

     "Agreement" means this Distribution Agreement together with all Schedules attached hereto, as modified, amended or extended from time to time. References to Articles, Sections and Schedules refer to Articles, Sections and Schedules of this Distribution Agreement unless otherwise indicated.

     "Ancillary Agreements" means, collectively, all of the written agreements, instruments, understandings, assignments or other arrangements (other than this Distribution Agreement) entered or to be entered into in connection with the transactions contemplated hereby, including without limitation the Transfer and Assumption Instruments and the Services Agreements, all in the respective forms attached hereto as exhibits, and as any of such agreements may be subsequently modified or amended, together with any additional or supplemental agreement entered into by the parties in connection with or to facilitate the Distribution; provided, however, that in no event shall any agreement constitute an Ancillary Agreement or be further modified or amended unless consented to by each of ABC and New AB.

     "Business Day" means a day on which New AB is open for business in Delaware and which is not a Saturday or Sunday.

     "Code" shall have the meaning as defined in Recital D hereof.

     "Contribution" shall have the meaning as defined in Recital B hereof.

     "Distribution" shall have the meaning as defined in Recital C hereof.

     "Distribution Date" means such date as may hereafter be determined by ABC's Board of Directors as the date on which the Distribution shall be effected.

     "Indemnifiable Losses" means any and all losses, liabilities, claims, damages, penalties, fines, demands, awards and judgments, including reasonable costs and expenses (including, without limitation, attorneys' fees and any and all out-of-pocket expenses whatsoever reasonably incurred in investigating, preparing for or defending against any action, suit, claim, arbitration, inquiry, proceeding or investigation involving an Indemnifiable Loss, incurred by an Indemnitee.

     "Indemnifying Party" shall have the meaning set forth in Section 4.4.

     "Indemnitee" shall have the meaning set forth in Section 4.4.

     "Member Contracts" means the agreements between ABC and its clients relating to the Transferred Business, pursuant to which such clients are entitled to receive certain services and publications from ABC for the applicable term.

     "Records" shall have the meaning set forth in Section 5.1.

     "Services Agreements" means the Management Services Agreement, Member Contracts Agreement, Vendor Contracts Agreement, all to be dated as of the Distribution Date by and between ABC and New AB.

     "Sole Stockholder" means David G. Bradley, the sole holder of outstanding capital stock of ABC.

     "Third Party Claim" shall have the meaning set forth in Section 4.5.

     "Transferred Business" means the corporate-related consulting business of ABC, which provides strategic analysis of industry trends and other high level information services to financial services and Fortune 1000 companies, and all assets and liabilities relating to such business as set forth in Schedule 1.1 (including but not limited to (i) all rights to intellectual property as set forth herein and all Member Contracts, (ii) Amended and Restated "Liquid Markets" Agreements with certain employees, and (iii) a portion of a note from David G. Bradley).

     "Transactions" means the Contribution and the Distribution and all transactions and actions contemplated thereby or incident thereto.

     "Transition Period" means the period commencing on the Distribution Date and ending on the date that is the first anniversary of the Distribution Date.

     "Transfer and Assumption Instruments" mean, collectively, the various agreements, instruments and other documents to be entered into among or between ABC and New AB to effect the transfer of assets and the assumption of liabilities relating to the Transferred Business in the manner contemplated by this Distribution Agreement, including, without limitation, real estate transfer documents and leases and all other instruments, documents and agreements delivered in accordance with Section 2.3 hereof.

                                   ARTICLE II

                      DISTRIBUTION AND OTHER TRANSACTIONS

     2.1  Transfer of Assets and Liabilities.
          ----------------------------------

          (a) Procedure for Transactions.  The Transactions shall take place
              --------------------------
upon the terms and subject to the conditions of this Distribution Agreement, and in accordance with the provisions of the General Business Law of the State of Delaware ("GBL") and any plan of reorganization pursuant to which, on the Distribution Date the Distribution shall be effective.

          (b) Contribution.  ABC will transfer to New AB before the Distribution
              ------------
all of ABC's right, title and interest in and to the Transferred Business in the manner contemplated by the internal plan of reorganization attached hereto as Exhibit A and incorporated herein by reference.

          (c) Transfer of Agreements.  On or before the Distribution Date,
              ----------------------
subject to the limitations set forth in this Section 2.1(c), ABC will assign, transfer and convey to New AB all of ABC's right, title and interest in and to any and all agreements that relate primarily to the Transferred Business (including Member Contracts), to the extent such agreements were not previously transferred in connection with the transactions contemplated by Sections 2.1(a) and (b) hereof. As assignee of any agreement assigned in whole or in part hereunder, New AB shall assume and agree to pay, perform and fully discharge all obligations of the assignor under such agreement. Notwithstanding anything in this Distribution Agreement to the contrary, this Distribution Agreement shall not constitute an agreement to assign any agreement, in whole or in part, or any rights thereunder, if the agreement to assign or any attempted assignment, without the consent of a third party, would constitute a breach thereof or in any way adversely affect the rights of the assignee thereof; provided, however, the provisions of Section 2.3 shall be applicable thereto.

          (d) Services Agreements.  On or before the Distribution Date, ABC and
              -------------------
New AB shall execute and deliver the Services Agreements setting forth the terms upon which ABC and New AB shall, after the Distribution Date, provide such services to the other party as set forth therein and as may be requested by from time to time during the Transition Period.

          (e) Delivery of Shares.  On or before the Distribution Date, ABC shall
              ------------------
deliver to the Sole Stockholder the share certificates representing all issued and outstanding shares of New AB capital stock.

          (f) Other Transactions.  On or before the Distribution Date, ABC shall
              ------------------
assign, transfer and convey to New AB all of ABC's right, title and interest in and to (i) all items of intellectual property relating to the Transferred Business except for those items listed on Schedule 2.1(f), which shall be retained by ABC, and (ii) all real estate leases, utility accounts, trade organization memberships, vendor service contracts, warranty contracts and items of a similar nature except for those items listed on Schedule 2.1(f) which shall be retained by ABC.

     2.2  Certain Financial and Other Arrangements.
          ----------------------------------------

          (a) Intercompany Accounts.  At the time of the Distribution, all
              ---------------------
intercompany receivables, payables and loans (other than receivables, payables, loans, debits and credits otherwise specifically provided for in any of the Ancillary Agreements or hereunder), if any, shall be netted out, in each case in such manner and amount as may be agreed in writing by the duly authorized representatives of ABC and New AB; and (i) the resulting net balance due, if any, from New AB to ABC shall be distributed to ABC as a dividend; and (ii) the resulting net balance due, if any, from ABC to New AB shall be contributed to New AB as additional capital.

          (b) Operations in the Ordinary Course.  Each of ABC and New AB
              ---------------------------------
covenants and agrees that, except as otherwise provided in this Distribution Agreement or any Ancillary Agreement, during the period from the date of this Distribution Agreement through the Distribution Date, it will conduct its business in a manner substantially consistent with the current and past operating practices and in the ordinary course, including, without limitation, with respect to the payment and administration of accounts payable and the collection and administration of accounts receivable, the purchase of capital assets and equipment, cash management practices, the allocation of interest, corporate overhead and costs of legal, insurance and other centralized functions.

          (c) Assumption of Indebtedness; Payment or Provision for Certain
              ------------------------------------------------------------
Debts; Settlement of Expenses and Other Items.
---------------------------------------------

               (i) ABC and New AB shall take such action as shall be necessary and appropriate to cause New AB to assume all indebtedness relating to the Transferred Business, if any.

               (ii) ABC shall pay or cause to be paid, or otherwise provide for by bond, indemnification or other appropriate assurances, to the extent that ABC or New AB is unable to effect releases of ABC from liability thereunder, all ABC indebtedness or other non-contingent liabilities relating to the Transferred Business as to which ABC is a direct obligor, if any.

     2.3  Assumption and Satisfaction of Liabilities.  Except as otherwise
          ------------------------------------------
specifically set forth in any Ancillary Agreement, at all times from and after the Distribution Date, New AB shall, and shall cause any and all successors and assigns to assume, pay, perform and discharge all liabilities relating to the Transferred Business as and when due.

     2.4  Further Assurances.
          ------------------

          (a) In case at any time after the Distribution Date any further action is reasonably necessary or desirable to carry out the purposes of this Distribution Agreement and the Ancillary Agreements, the proper officers of each party to this Distribution Agreement shall take all such action. Without limiting the foregoing, ABC and New AB shall use their commercially reasonable efforts to obtain all required consents and approvals of third parties, to enter into all amendatory agreements and to make all filings and applications that may be required for the consummation of the transactions contemplated by this Distribution Agreement and the Ancillary Agreements.

          (b) In the event that after the Distribution Date, ABC shall (i) receive notice from New AB that certain assets or liabilities which properly relate to the Transferred Business were not transferred to New AB on or before the Distribution Date, or (ii) determine that certain assets or liabilities of ABC that constitute assets or liabilities that do not properly relate to the Transferred Business were transferred in error to New AB on the Distribution Date, then as promptly as practical thereafter ABC shall transfer and assign such assets or liabilities to New AB or New AB shall transfer and assign such assets or liabilities to ABC, as the case may be, without, in any case, the payment by either party of any consideration therefor.

          (c) Nothing in this Distribution Agreement shall be deemed to require the transfer of any assets or the assumption of any liabilities which by their terms or operation of law cannot be transferred; provided, however, that the parties hereto shall cooperate to seek to obtain any necessary consents or approvals for the transfer of all assets and liabilities contemplated to be transferred pursuant to this Distribution Agreement. In the event that any such transfer of assets or liabilities has not been consummated as of the Distribution Date, from and after the Distribution Date the party retaining such asset shall hold such asset in trust for the use and benefit of the party entitled thereto (at the expense of the party entitled thereto, with the party retaining such asset to be promptly reimbursed all reasonable expenses incurred in holding such asset) or retain such liability for the account of the party by whom such liability is to be assumed pursuant hereto, as the case may be (at the expense of the party by which such liability is to be assessed, with the party retaining such liability to be promptly reimbursed all reasonable expenses incurred in retaining such liability), and take such other action as may be reasonably requested by the party to whom such asset is to be transferred, or by whom such liability is to be assumed, as the case may be, in order to place such party, insofar as is reasonably possible, in the same position as would have existed has such asset or liability been transferred as contemplated hereby. As and when any such asset or liability becomes transferable, such transfer shall be effected forthwith. As of the Distribution Date, each party hereto shall be deemed to have acquired complete and sole beneficial ownership over all of the assets held by it, together with all rights, powers and privileges incident thereto, and shall be deemed to have assumed in accordance with the terms of this Distribution Agreement all of the liabilities, and all duties, obligations and responsibilities incident thereto, which such party is entitled to acquire or required to assume pursuant to the terms of this Distribution Agreement.

     2.5  No Representations or Warranties.  Each of the parties hereto
          --------------------------------
understands and agrees that no party hereto is in this Distribution Agreement or in any other agreement or document contemplated by this Distribution Agreement or otherwise, making any representation or warranty whatsoever, including, without limitation, as to title, value or legal sufficiency. It is also agreed and understood that all assets either transferred to or retained by the parties, as the case may be, shall be "as is, where is" and that the party to which such assets are to be transferred hereunder shall (subject to Section 2.3) bear economic and legal risk that any conveyances of such assets shall prove to be insufficient or that such party's title to any such assets shall be other than good and marketable and free from encumbrances.

     2.6  Guarantees.  Except as may be specified in any Ancillary Agreement,
          ----------
each of ABC and New AB shall use is best reasonable effort to have, on the Distribution Date, or as soon as practicable thereafter, ABC removed as guarantor of or obligor for any liabilities relating to the Transferred Business.

     2.7  Certain Post-Distribution Transactions.  Each of ABC and New AB shall
          --------------------------------------
comply and otherwise not take any action inconsistent with each representation, covenant and statement made, or to be made, to tax counsel in connection with such counsel's rendering of an opinion as to certain tax aspects of the Distribution.

     2.8  Ancillary Agreements.  Effective as of the Distribution Date, each of
          --------------------
ABC and New AB shall enter into the Ancillary Agreements and any other agreements in respect of the Distribution reasonably necessary or appropriate in connection with the transactions contemplated thereby and hereby.

                                  ARTICLE III

                                THE DISTRIBUTION

     3.1  Distribution Date.  Subject to the satisfaction of the conditions set
          -----------------
forth in Section 6.1, the Board of Directors of ABC, in its sole discretion, shall establish the Distribution Date and any appropriate procedures in connection with the Distribution.

     3.2  Procedure.  Subject to the terms and conditions of this Distribution
          ---------
Agreement, as of the Distribution Date ABC shall deliver to the Sole Stockholder one or more share certificates representing all of the outstanding shares of New AB capital stock, to be distributed in connection with the payment of the Distribution.

                                   ARTICLE IV

                          SURVIVAL AND INDEMNIFICATION

     4.1  Survival of Agreements.  All covenants and agreements of the parties
          ----------------------
hereto contained in this Distribution Agreement shall survive the Distribution Date.

     4.2  Indemnification by ABC.  After the Distribution Date, except as
          ----------------------
otherwise specifically set forth in any provision of this Distribution Agreement or of any Ancillary Agreement, ABC shall indemnify, defend and hold harmless New AB and its directors, officers, successors and assigns, from and against any and all Indemnifiable Losses arising out of, by reason of or otherwise in connection with (a) liabilities other than liabilities relating to the Transferred Business, or (b) the breach, whether before or after the Distribution Date, by ABC of any provision of this Distribution Agreement or any Ancillary Agreement.

     4.3  Indemnification by New AB.  After the Distribution Date, except as
          -------------------------
otherwise specifically set forth in any provision of this Distribution Agreement or of any Ancillary Agreement, New AB shall indemnify, defend and hold harmless ABC and its directors, officers, successors and assigns, from and against any and all Indemnifiable Losses arising out of, by reason of or otherwise in connection with (a) liabilities relating to the Transferred Business, or (b) the breach, whether before or after the Distribution Date, by New AB of any provision of this Distribution Agreement or any Ancillary Agreement.

     4.4  Limitations on Indemnification Obligations.  The amount that any party
          ------------------------------------------
(an "Indemnifying Party") is or may be required to pay to any other person (an "Indemnitee") pursuant to Section 4.2 or Section 4.3, as applicable, shall be reduced (retroactively or prospectively) by an insurance proceeds or other amounts actually recovered by or on behalf of such Indemnitee in respect of the related Indemnifiable Loss. Notwithstanding anything herein to the contrary, indemnification relating to any arrangements between ABC and New AB for the provision after the Distribution of goods and services in the ordinary course shall be governed by the terms of such arrangements and not by this Article or as otherwise set forth in this Distribution Agreement and the Ancillary Agreements.

     4.5  Procedures for Indemnification.
          ------------------------------

          (a) If a claim or demand is made against an Indemniteee by any person who is not a party to this Distribution Agreement (a "Third Party Claim") as to which such Indemnitee is entitled to indemnification pursuant to this Distribution Agreement, such Indemnitee shall notify the Indemnifying Party in writing and in reasonable detail of the Third Party Claim promptly (and in any event within 20 business days) after receipt by such Indemnitee of written notice of the

Third Party Claim. Thereafter, the Indemnitee shall deliver to the Indemnifying Party, promptly (and in any event within 20 business days) after Indemnitee's receipt thereof, copies of all notices and documents received by the Indemnitee relating to the Third Party Claim.

          (b) If a Third Party Claim is made against an Indemnitee, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses and acknowledges in writing its obligation to indemnify the Indemnitee therefor, to assume the defense thereof with counsel selected by the Indemnifying Party. Should the Indemnifying Party so elect to assume the defense of a Third Party Claim the Indemnifying Party shall not be liable to the Indemnitee for legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof.

          (c) If the Indemnifying Party acknowledges in writing liability for indemnification of a Third Party Claim, then in no event will the Indemnitee admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without the Indemnifying Party's prior written consent.

     4.6  Indemnification Payments.  Indemnification required by this Article IV
          ------------------------
shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or loss, liability, claim, damage or expense is incurred.

     4.7  Other Adjustments.  The amount of any indemnification payments shall
          -----------------
be (i) increased to take into account any net tax cost actually incurred by the Indemnitee arising from any payments received from the Indemnifying Party (grossed up for such increase), and (ii) reduced to take account of any tax benefit or recovery of insurance proceeds actually realized by the Indemnitee arising from the such indemnification payment. In computing the amount of such tax cost or tax benefit, the Indemnitee shall be deemed to recognize all other items of income, gain, loss, deduction or credit before recognizing any item arising from the receipt of any payment with respect to any indemnification payments pursuant to this Distribution Agreement. In addition, if the amount of any losses subject to indemnification under this Distribution Agreement, at any time after payment of such indemnification, be reduced by recovery, settlement or otherwise, the amount of such reduction, less any expenses incurred in connection therewith, shall promptly be repaid by the Indemnitee to the Indemnifying Party, up to the aggregate amount of any payments received from such Indemnifying Party pursuant to this Distribution Agreement with respect to such losses.

     4.8  Survival of Indemnities.  The rights and obligations of each of ABC
          -----------------------
and New AB and their respective Indemnitees under this Article IV shall survive the sale or other transfer by any party of any assets or businesses or the assignment by either of them of any liabilities.

                                   ARTICLE V

                          CERTAIN ADDITIONAL COVENANTS

     5.1  Provision of Records.  After the Distribution Date, upon the prior
          --------------------
written request by one of the parties to this Distribution Agreement for specific and identified agreements, documents, books, record or files (collectively, "Records") relating to or affecting the other party, the recipient of the request shall arrange, as soon as reasonably practicable following the receipt of such request, for the provision of appropriate copies of such Records (or the original thereof if there is a reasonable need for such originals) in the possession of the party receiving such request, but only to the extent such items are not already in the possession of the requesting party.

     5.2  Access to Information.  From and after the Distribution Date, each of
          ---------------------
ABC and New AB shall afford to the other and its authorized accountants, counsel and other designated representatives reasonable access during normal business hours, subject to appropriate restrictions for classified, privileged or confidential information, to the personnel, properties, books and records of such party insofar as such access is reasonably required by the other party.

     5.3  Further Assurances.  In addition to the actions specifically provided
          ------------------
for elsewhere in this Distribution Agreement, each of ABC and New AB will execute, acknowledge and deliver such instruments (including instruments of conveyance, assignment and transfer) and take or cause to be taken such other actions, and do or cause to be done, all things reasonably necessary, proper or advisable under applicable laws, regulations and agreements to consummate the make effective the transactions contemplated by this Distribution Agreement and the Ancillary Agreements.

                                   ARTICLE VI

                             CONDITIONS TO CLOSING

     6.1  Conditions to Obligations of Both Parties.  The respective obligations
          -----------------------------------------
of each of ABC and New AB to consummate the transactions contemplated by this Distribution Agreement are subject to the satisfaction of each of the following conditions precedent:

          a)  Compliance.  ABC and New AB shall have performed and complied in
              ----------
all material respects with each of its respective covenants and agreements contained herein, if any, that are required to be performed or complied with by it on or before the Distribution Date.

          b)  Ancillary Agreements.  The applicable parties shall have entered
              --------------------
into each of the Ancillary Agreements.

          d)  Authorization.  The execution, delivery and performance of this
              -------------
Distribution Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly authorized and approved by all requisite corporate action on the part of each of ABC and New AB.

          e)  No Violations of Law, Litigation.  The transactions contemplated
              --------------------------------
by this Distribution Agreement shall not violate any Applicable Law. No suit, action, investigation, inquiry or other legal or administrative proceeding by any governmental body or other person or entity shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby, or in any manner seeking to restrict or prohibit the transactions contemplated hereby or seeking to obtain any material damaged against any person as a result of the transactions contemplated hereby.

                                  ARTICLE VII

                                  TERMINATION

     7.1  Termination.  This Agreement and the obligations of the parties
          -----------
hereunder may be terminated at any time before the Distribution Date by ABC.

     7.2  Effect of Termination.  In the event of termination of this
          ---------------------
Distribution Agreement and abandonment of the transactions contemplated hereby pursuant to this Article VIII, no party hereto (or any of its directors, officers, employees, agents or affiliates) shall have any liability or further obligation to any other party, except that nothing herein will relieve any party from liability for any breach of this Distribution Agreement.

                                   ARTICLE IX

                                 MISCELLANEOUS

     9.1  Assignment: Successors and Assigns.  Each party hereto agrees that it
          ----------------------------------
will not assign, sell, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily or by operation of law, any right or obligation under this Distribution Agreement without the written consent of the other parties hereto. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as expressly provided in this Distribution Agreement, this Distribution Agreement does not create, and shall not be construed as creating, any rights or claims enforceable by any person or entity not a party to this Distribution Agreement.

     9.2  Notices.  All notices, requests, demands, consents and other
          -------
communications required or permitted to be given under this Distribution Agreement and under the related documents shall be made in writing and shall be deemed to have been duly given if delivered by hand or mailed, postage prepaid or by certified or registered mail, and addressed to the applicable party as indicated below:

              If to ABC:             David G. Bradley
                                     The Advisory Board Company
                                     600 New Hampshire Avenue, N.W.
                                     Washington, D.C.  20037

              If to New AB:          Jeffrey D. Zients
                                     c/o The Corporate Advisory Board Company
                                     600 New Hampshire Avenue, N.W.
                                     Washington, D.C.  20037

     Notice of change of address shall be effective only when done in accordance with this Section. All notices complying with this Section shall be deemed to have been received on the date of delivery or on the third Business Day after mailing.

     9.3  Governing Law.  The validity, enforceability and performance of this
          -------------
Distribution Agreement shall be governed by and construed in accordance with the laws of the State of Maryland (excluding its choice of law rules).

     9.4  Entire Agreement.  The parties intend that the terms of this
          ----------------
Distribution Agreement, including the attached schedules, shall be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Distribution Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceedings involving this Distribution Agreement.

     9.5  Counterparts.  This Distribution Agreement may be executed in
          ------------
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     9.6  Headings.  The headings used in this Distribution Agreement are
          --------
inserted for convenience of reference only and shall not affect the meaning or interpretation of any provision of this Distribution Agreement.

     9.7  Amendments and Waivers.  This Distribution Agreement may not be
          ----------------------
amended except upon the written consent of all of the parties. By an instrument in writing, any party may waive compliance by any other party with any term or provision of this Distribution Agreement that such other party was or is obligated to comply with or perform, provided, however, that such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right remedy, or power provided herein or by law or in equity. The waiver by any party of the time for performance of any act or condition hereunder does not constitute a waiver of the act or condition itself.

     9.8  Expenses.  Whether or not the transactions contemplated in this
          --------
Distribution Agreement are consummated, unless specifically provided otherwise in this Distribution Agreement (including all Schedules hereto), each party shall bear and pay all expenses incurred by it or on its behalf in connection with the preparation of this Distribution Agreement and consummation of the transactions described herein.

     9.9  Severability.  If any provision of this Distribution Agreement, or the
          ------------
application thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be void, invalid or unenforceable, the remainder of this Distribution Agreement and such provisions as applied to other persons, places or circumstances shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Distribution Agreement to be executed by their duly authorized officers as of the date first above written.

                              THE ADVISORY BOARD COMPANY,
                              a Maryland corporation

                              By:
                                  -----------------------------

                              Its:
                                  ------------------------------

                              THE CORPORATE ADVISORY BOARD
                              COMPANY, a Delaware corporation

                              By:
                                 -------------------------------

                              Its:
                                  ------------------------------

                        INDEX TO EXHIBITS AND SCHEDULES



Schedule 1.1     Assets and Liabilities to be Transferred

Schedule 2.1(f)  Retained Intellectual Property and Contracts

Exhibit A        Plan of Reorganization

Exhibit B        Management Services Agreement

Exhibit C        Member Contracts Agreement

Exhibit D        Vendor Contracts Agreement

THE ADVISORY BOARD COMPANY

BALANCE SHEET (BOOK)

SEPTEMBER 30, 1997 *


DESCRIPTION                                    Total                 ABC          Corporate Advisory
                                                                                     Board Company
                                      --------------------------------------------------------------
Cash                                             14,102                7,079                7,023
Membership                                       26,921               17,315                9,606
Misc. A/R                                        13,288                6,788                6,500
Prepaid Expenses                                    203                  148                   55
Fixed Assets, net                                 7,927                5,053                2,874
Other Assets                                      2,859                2,652                  208
                                      --------------------------------------------------------------
Total Assets                                     65,301               39,036               26,266

Current Liabilities                               9,287                6,027                3,208
Option Repurchase Liability                      15,376                6,200                9,176
Deferred Incentives                              (1,123)                (292)                (831)
Deferred Revenue                                 51,786               29,546               22,240
Prepaid Members/Refunds                             116                   72                   44
                                      --------------------------------------------------------------
Total Liabilities                                75,442               41,553               33,837
Equity                                          (10,141)              (2,517)              (7,571)
                                      --------------------------------------------------------------
     Total Liabilities and Equity                65,301               39,036               26,266


* preliminary; to be updated as of October 31, 1997

                                Schedule 2.1(f)

                  Retained Intellectual Property and Contracts



Mark/Reg. No.                            Declaration of Use Due
-------------                            -----------------------
CORPORATE LEADERSHIP COUNCIL                 1/14/2002-2003
2031322
Class 16 Publications

CORPORATE LEADERSHIP COUNCIL                  1/7/2002-2003
2029397
Class 42 Research Services

OPERATIONS AND TECHNOLOGY COUNCIL             1/7/2002-2003
2029399
Class 16 Publications

OPERATIONS AND TECHNOLOGY COUNCIL             1/7/2002-2003
2029401
Class 42 Research Services

COUNCIL ON FINANCIAL COMPETITION              1/7/2002-2003
2029406
Class 16 Publications

COUNCIL ON FINANCIAL COMPETITION              1/7/2002-2003
2029403
Class 42 Research Services

THE VIP FORUM                                 4/1/2002-2003
2049074
Class 16 Publications

THE VIP FORUM                                4/15/2002-2003
2052576
Class 42 Services

CORPORATE STRATEGY BOARD                     7/22/2002-2003
2082639
Class 16 Publications

CORPORATE STRATEGY BOARD                     7/29/2002-2003
2085109
Class 42 Planning Services

BUSINESS BANKING BOARD                      10/14/2002-2003
2104838
Class 16 Publications



Mark/Reg. No.                            Declaration of Use Due
-------------                            -----------------------
BANK BUSINESS BOARD                          7/15/2002-2003
2080406
Class 42 Research Services

INSURANCE ADVISORY BOARD                    10/14/2002-2003
2104863
Class 16 Publications

INSURANCE ADVISORY BOARD                     7/15/2002-2003
2080407
Class 42 Research Services

                                   EXHIBIT A

                             PLAN OF REORGANIZATION

     The following sets forth the reorganization and related restructuring action (the "Reorganization") that will be taken before and to facilitate the Distribution. Capitalized terms used in this Plan and not otherwise defined shall have the meanings given to them in the Distribution Agreement between The Advisory Board Company ("ABC") and The Corporate Advisory Board Company ("New AB") dated as of October 31, 1997 (the "Distribution Agreement").

     1. New AB shall be authorized to provide for the issuance and sale to ABC of shares of its capital stock such that New AB shall be a wholly-owned subsidiary of ABC. New AB's capital structure also shall provide for sufficient additional authorized classes or series within any class of capital stock or other rights or interests therein, as may be deemed appropriate by the Boards of Directors of ABC and New AB and the sole stockholder of ABC.

     2. ABC will transfer to New AB all assets and liabilities relating to the Transferred Business before the Distribution.

     3. ABC will distribute all of the issued and outstanding stock of New AB to the sole stockholder of ABC.

                                   EXHIBIT B

                         MANAGEMENT SERVICES AGREEMENT

     THIS MANAGEMENT SERVICES AGREEMENT, dated as of October 31, 1997 (the "Agreement"), is made by and between THE ADVISORY BOARD COMPANY, a Maryland corporation ("ABC") and THE CORPORATE ADVISORY BOARD COMPANY, a Delaware corporation ("New AB").

                                    RECITALS
                                    --------

     A. ABC and New AB have entered into a Distribution Agreement dated as of October 31, 1997 (the "Distribution Agreement"), providing for the contribution by ABC of the Transferred Business (as defined therein) to New AB.

     B. Following the Contribution, subject to the conditions set forth in the Distribution Agreement, all issued and outstanding shares of capital stock of New AB will be distributed (the "Distribution") to the Sole Stockholder.

     C. During the Transition Period, ABC desires to provide, and New AB desires to receive, certain management and other corporate services from ABC, as hereinafter specifically provided (collectively, the "Management Services" and, individually, a "Management Service"), and the parties desire to set forth herein the basis on which the Management Services shall be provided to New AB.

     The parties agree as follows:

     1.  Definitions.  Unless the context otherwise requires, capitalized
         -----------
terms not otherwise defined herein shall have the respective meanings given to them in the Distribution Agreement.

     2.  Management Services.  The specific Management Services to be provided
         -------------------
by ABC to New AB are comprised of the services more particularly set forth on Attachment 1 hereto. Subject to the terms of this Agreement, upon the written request setting forth additional or amended Management Services to be provided to New AB made by an Executive Vice President of New AB or a person designated to act on his behalf in an instrument executed by such New AB Executive Vice President and delivered to ABC, ABC shall provide each of such additional or amended Management Services with respect to the Transferred Business in the manner and to the same general extent as such Management Services have been provided by ABC in connection with the Transferred Business before the Contribution.

     3.  Term.  Except with respect to Section 12, the term of this Agreement
         ----
shall commence on the date hereof and terminate (a) at the end of the Transition Period or (b) on such other date as the parties hereto shall mutually agree in writing to terminate this Agreement (the "Term"). Services shall be provided only as specified in Attachment 1 hereto, unless otherwise agreed to by the parties. In addition, New AB shall have the right to terminate a Management Service or Management Services upon sixty (60) days prior written notice to ABC. Termination of one or more Management Services by New AB shall not affect the obligation of ABC to furnish all other Management Services for the remainder of the Term.

     4.  Cost.  Unless otherwise expressly agreed in writing executed by a duly
         ----
authorized officer of ABC and New AB, the Management Services shall be provided to New AB in consideration for payment to ABC of the management fees set forth on Attachment 1.

     5.  Delegation.  ABC may retain the services of such third parties,
         ----------
either by oral or written contract, as ABC may, from time to time, deem necessary or appropriate to facilitate the expeditious discharge of ABC's responsibilities hereunder.

     6.  Independence.  All employees and representatives of ABC providing
         ------------
Management Services to New AB will be deemed for purposes of all compensation and employee benefits to be employees or representatives of ABC and not employees or representatives of New AB. In performing such Management Services, such employees or representatives will be under the direction, control and supervision of ABC (and not New AB) and ABC will have the sole right to exercise all authority with respect to the employment (including termination of employment), assignment and compensation of such employees and representatives. ABC shall be solely responsible for the payment of all payroll and withholding taxes relating to its employees for services provided to New AB during the Term.

     7.  Impracticability.  ABC shall not be required to provide any Management
         ----------------
Service to the extent the performance or the provision of such Management Service becomes impracticable as a result of a cause or causes outside of the reasonable control of ABC, or to the extent the performance of such Management Service would require ABC to violate applicable laws, rules or regulations or result in the breach of any license, permit or applicable contract.

     8.  Additional Resources.  In providing the Management Services, ABC
         --------------------
shall not be obligated to: (i) hire any additional employees, (ii) maintain the employment of any specific employee, or (iii) purchase, lease or license any additional equipment or software.

     9.  Force Majeure.  The obligations of ABC under this Agreement are
         -------------
subject to conditions of force majeure, including an act of God, strike or walkout or other labor dispute, act of a public enemy, war, revolution, riot, fire, storm, flood, earthquake, embargo and any other cause which is not reasonably within the control of the party affected thereby.

     10.  Nondisclosure.  In the event that, during the Term and in connection
          -------------
with a party's performance of its obligations hereunder, either party shall receive information concerning the other party hereto which the receiving party knows, or has reason to believe, is confidential or proprietary to the party to whom such information relates, the party receiving such information shall take all reasonable steps to (a) protect and hold such information in confidence and prevent its disclosure to third parties unless such third parties are under a duty of confidentiality to the party to which such information relates; and (b) restrict its use to those purposes consent to in writing by the party to whom such information relates; provided, however, that the party receiving such information shall not be required to protect or hold in confidence any information or data which (i) is or becomes available to the public without the fault of the receiving party, (ii) is independently developed by the receiving party, (iii) is disclosed to the receiving party by a third party known to the receiving party not to be under any duty of confidentiality to the party to whom such information relates with respect to such information or (iv) except as may otherwise be required by law. This Section 10 shall not limit the obligation of the parties under the Distribution Agreement to provide access to records after the date hereof.

     11.  Limitation on Liability.  ABC's liability to New AB in connection
          -----------------------
with this Agreement and the Management Services to be provided by ABC shall be limited to actual damages arising from ABC's gross negligence or willful misconduct in the performance of its duties and responsibilities hereunder; provided, however, that, in no event shall ABC be liable for any incidental or consequential damages.

     12.  Indemnity.
          ---------

          (a) ABC agrees to defend, indemnify and hold New AB and its officers, directors, employees and agents harmless from and against all liabilities, losses, claims, damages and expenses of any nature, including reasonable attorneys' fees, that are reasonably incurred by New AB arising out of the performance of the Management Services hereunder, except where such liability, loss, claim, damage or expense shall have been caused by New AB's gross negligence or willful misconduct in the performance of its duties and responsibilities hereunder.

          (b) New AB agrees to defend, indemnify and hold ABC and its officers, directors, employees and agents harmless from and against all liabilities, losses, claims, damages and expenses of any nature, including reasonable attorneys' fees, that are reasonably incurred by ABC arising out of the performance of the Management Services hereunder, except where such liability, loss, claim, damage or expense shall have been caused by ABC's gross negligence or willful misconduct in the performance of its duties and responsibilities hereunder.

     13.  Mutual Cooperation.  ABC and New AB will provide each other with
          ------------------
information and assistance reasonably necessary to investigate, defend or prosecute any claims, suits, charges, including but not limited to equal employment opportunity, workers compensation, insurance and similar claims brought by or against ABC or New AB relating to either of their businesses. This provision shall survive termination of this Agreement.

     14.  Third Party Rights.  Nothing in this Agreement, express or implied, is
          ------------------
intended to confer upon any person (including, without limitation, employees), other than the parties hereto and their respective successors and assigns, any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     15.  Relationship of Parties.  Nothing in this Agreement shall be deemed or
          -----------------------
construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship of independent contractor nor be deemed to vest any rights, interest or claims in any third parties.

     16.  Successor and Assigns.  This Agreement shall inure to the benefit of
          ---------------------
and be binding upon the respective successors and assigns of the parties hereto, provided that this Agreement may not be assigned by either of the parties hereto without the prior written consent of the other.

     17.  Notices.  All notices and other communications required or permitted
          -------
to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, postage prepaid or by certified or registered mail, and addressed to the applicable party at the respective addresses set forth in the Distribution Agreement (or at such other address for a party as shall be specified by a like notice).

     18.  Governing Law.  The validity, enforceability and performance of this
          -------------
Agreement shall be governed by and construed in accordance with the laws of the State of Maryland (excluding its choice of law rules).

     19.  Entire Agreement.  The parties intend that the terms of this
          ----------------
Agreement, including the attached schedules, shall be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative or other legal proceedings involving this Agreement.

     20.  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     21.  Headings.  The headings used in this Agreement are inserted for
          --------
convenience of reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

     22.  Amendments and Waivers.  This Agreement may not be amended except
          ----------------------
upon the written consent of all of the parties. By an instrument in writing, any party may waive compliance by any other party with any term or provision of this Agreement that such other party was or is obligated to comply with or perform, provided, however, that such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right remedy, or power provided herein or by law or in equity. The waiver by any party of the time for performance of any act or condition hereunder does not constitute a waiver of the act or condition itself.

     23.  Expenses.  Whether or not the transactions contemplated in this
          --------
Agreement are consummated, unless specifically provided otherwise in this Agreement (including all Schedules hereto), each party shall bear and pay all expenses incurred by it or on its behalf in connection with the preparation of this Agreement and consummation of the transactions described herein.

     24.  Severability.  If any provision of this Agreement, or the application
          ------------
thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be void, invalid or unenforceable, the remainder of this Agreement and such provisions as applied to other persons, places or circumstances shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                              THE ADVISORY BOARD COMPANY,
                              a Maryland corporation

                              By:
                                 -----------------------------

                              Its:
                                  ----------------------------

                              THE CORPORATE ADVISORY BOARD
                              COMPANY, a Delaware corporation


                              By:
                                 -----------------------------

                              Its:
                                  ----------------------------

                                  ATTACHMENT 1

                          MANAGEMENT SERVICES AND FEES

                                   EXHIBIT C

                           MEMBER CONTRACTS AGREEMENT

     THIS MEMBER CONTRACTS AGREEMENT, dated as of October 31, 1997 (the "Agreement"), is made by and between THE ADVISORY BOARD COMPANY, a Maryland corporation ("ABC") and THE CORPORATE ADVISORY BOARD COMPANY, a Delaware corporation ("New AB").

                                    RECITALS
                                    --------

     A. ABC and New AB have entered into a Distribution Agreement dated as of October 31, 1997 (the "Distribution Agreement"), providing for the contribution by ABC of the Transferred Business (as defined therein) to New AB (including specifically assignment of the Member Contracts to New AB).

     B. Following the Contribution, subject to the conditions set forth in the Distribution Agreement, all issued and outstanding shares of capital stock of New AB will be distributed (the "Distribution") to the Sole Stockholder.

     C. In the interest of an orderly transition with respect to the transfer of the Transferred Business to New AB and the continued administration of the Member Contracts during the Pre-Renewal Period (as defined herein), New AB desires to appoint ABC as its agent as hereinafter specifically provided for certain purposes in connection with the Member Contracts and to receive certain related services from ABC.

     The parties agree as follows:

     1.  Definitions.  Unless the context otherwise requires, capitalized terms
         -----------
not otherwise defined herein shall have the respective meanings given to them in the Distribution Agreement.

     2.  Agency.  New AB hereby appoints ABC as its agent to provide such
         ------
administrative and accounting-related services and take all administrative and accounting-related actions on behalf of New AB in connection with the Member Contracts during the Term as may be necessary or advisable, including without limitation, provision of such administrative services relating to the Member Contracts as may be necessary or advisable (including processing of new Member Contracts and renewals of existing Member Contracts), collection of payments relating to Member Contracts and transmittal of such payments to New AB (collectively, the "Agency Services"). ABC hereby accepts its appointment as agent of New AB and agrees to provide the Agency Services as provided herein. ABC shall provide each of the Agency Services with respect to the Member Contracts in the manner and to the same general extent as such services have been provided by ABC in connection with the Member Contracts before the Contribution, except that all new Member Contracts and renewals of existing Member Contracts shall processed in the name of New AB.

     3.  Term.  Except with respect to Section 12, the term of this Agreement
         ----
shall commence on the date hereof and terminate upon the earlier of (a) the last date of the renewal or expiration of each Member Contract existing on the date hereof or (b) at the end of the Transition Period. In addition, New AB shall have the right to terminate an Agency Service or Agency Services upon sixty (60) days prior written notice to ABC. Termination of one or more Agency

Services by New AB shall not affect the obligation of ABC to furnish all other Agency Services for the remainder of the Term.

     4.  Cost.  Unless otherwise expressly agreed in writing executed by a duly
         ----
authorized officer of ABC and New AB, the Agency Services shall be provided to New AB at the costs specified for such services on Attachment 1 of the Management Services Agreement.

     5.  Delegation.  ABC may retain the services of such third parties, either
         ----------
by oral or written contract, as ABC may, from time to time, deem necessary or appropriate to facilitate the expeditious discharge of ABC's responsibilities hereunder.

     6.  Independence.  All employees and representatives of ABC providing
         ------------
Agency Services to New AB will be deemed for purposes of all compensation and employee benefits to be employees of ABC and not employees of New AB. In performing such Agency Services, such employees or representatives will be under the direction, control and supervision of ABC (and not New AB) and ABC will have the sole right to exercise all authority with respect to the employment (including termination of employment), assignment and compensation of such employees and representatives. ABC shall be solely responsible for the payment of all payroll and withholding taxes relating to its employees for services provided to New AB during the Term.

     7.  Impracticability.  ABC shall not be required to provide any Agency
         ----------------
Service to the extent the performance or the provision of such Agency Service becomes impracticable as a result of a cause or causes outside of the reasonable control of ABC, or to the extent the performance of such Agency Service would require ABC to violate applicable laws, rules or regulations or result in the breach of any license, permit or applicable contract.

     8.  Additional Resources.  In providing the Agency Services, ABC shall not
         --------------------
be obligated to: (i) hire any additional employees, (ii) maintain the employment of any specific employee, or (iii) purchase, lease or license any additional equipment or software.

     9.  Force Majeure.  The obligations of ABC under this Agreement are subject
         -------------
to conditions of force majeure, including an act of God, strike or walkout or other labor dispute, act of a public enemy, war, revolution, riot, fire, storm, flood, earthquake, embargo and any other cause which is not reasonably within the control of the party affected thereby.

     10.  Nondisclosure.  In the event that, during the Term and in connection
          -------------
with a party's performance of its obligations hereunder, either party shall receive information concerning the other party hereto which the receiving party knows, or has reason to believe, is confidential or proprietary to the party to whom such information relates, the party receiving such information shall take all reasonable steps to (a) protect and hold such information in confidence and prevent its disclosure to third parties unless such third parties are under a duty of confidentiality to the party to which such information relates; and (b) restrict its use to those purposes consent to in writing by the party to whom such information relates; provided, however, that the party receiving such information shall not be required to protect or hold in confidence any information or data which (i) is or becomes available to the public without the fault of the receiving party, (ii) is independently developed by the receiving party, (iii) is disclosed to the receiving party by a third party known to the receiving party not to be under any duty of confidentiality to the party to whom such information relates with respect to such information or (iv) except as may otherwise be required by law. This Section 10 shall not limit the obligation of the parties under the Distribution Agreement to provide access to records after the date hereof.

     11.  Limitation on Liability.  ABC's liability to New AB in connection
          -----------------------
with this Agreement and the Agency Services to be provided by ABC shall be limited to actual damages arising from ABC's gross negligence or willful misconduct in the performance of its duties and responsibilities hereunder; provided, however, that, in no event shall ABC be liable for any incidental or consequential damages.

     12.  Indemnity.
          ---------

          (a) ABC agrees to defend, indemnify and hold New AB and its officers, directors, employees and agents harmless from and against all liabilities, losses, claims, damages and expenses of any nature, including reasonable attorneys' fees, that are reasonably incurred by New AB arising out of the performance of the Agency Services hereunder, except where such liability, loss, claim, damage or expense shall have been caused by New AB's gross negligence or willful misconduct in the performance of its duties and responsibilities hereunder.

          (b) New AB agrees to defend, indemnify and hold ABC and its officers, directors, employees and agents harmless from and against all liabilities, losses, claims, damages and expenses of any nature, including reasonable attorneys' fees, that are reasonably incurred by ABC arising out of the performance of the Agency Services hereunder, except where such liability, loss, claim, damage or expense shall have been caused by ABC's gross negligence or willful misconduct in the performance of its duties and responsibilities hereunder.

     13.  Mutual Cooperation.  ABC and New AB will provide each other with
          ------------------
information and assistance reasonably necessary to investigate, defend or prosecute any claims, suits, charges, including but not limited to equal employment opportunity, workers compensation, insurance and similar claims brought by or against ABC or New AB relating to either of their businesses. This provision shall survive termination of this Agreement.

     14.  Third Party Rights.  Nothing in this Agreement, express or implied, is
          ------------------
intended to confer upon any person (including, without limitation, employees), other than the parties hereto and their respective successors and assigns, any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     15.  Successor and Assigns.  This Agreement shall inure to the benefit
          ---------------------
of and be binding upon the respective successors and assigns of the parties hereto, provided that this Agreement may not be assigned by either of the parties hereto without the prior written consent of the other.

     16.  Notices.  All notices and other communications required or permitted
          -------
to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, postage prepaid or by certified or registered mail, and addressed to the applicable party at the respective addresses set forth in the Distribution Agreement (or at such other address for a party as shall be specified by a like notice).

     17.  Governing Law.  The validity, enforceability and performance of this
          -------------
Agreement shall be governed by and construed in accordance with the laws of the State of Maryland (excluding its choice of law rules).

     18.  Entire Agreement.  The parties intend that the terms of this
          ----------------
Agreement, including the attached schedules, shall be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative or other legal proceedings involving this Agreement.

     19.  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     20.  Headings.  The headings used in this Agreement are inserted for
          --------
convenience of reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

     21.  Amendments and Waivers.  This Agreement may not be amended except
          ----------------------
upon the written consent of all of the parties. By an instrument in writing, any party may waive compliance by any other party with any term or provision of this Agreement that such other party was or is obligated to comply with or perform, provided, however, that such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right remedy, or power provided herein or by law or in equity. The waiver by any party of the time for performance of any act or condition hereunder does not constitute a waiver of the act or condition itself.

     22.  Expenses.  Whether or not the transactions contemplated in this
          --------
Agreement are consummated, unless specifically provided otherwise in this Agreement (including all Schedules hereto), each party shall bear and pay all expenses incurred by it or on its behalf in connection with the preparation of this Agreement and consummation of the transactions described herein.

     23.  Severability.  If any provision of this Agreement, or the application
          ------------
thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be void, invalid or unenforceable, the remainder of this Agreement and such provisions as applied to other persons, places or circumstances shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                              THE ADVISORY BOARD COMPANY,
                              a Maryland corporation

                              By:
                                 ----------------------------------

                              Its:
                                  ---------------------------------

                              THE CORPORATE ADVISORY BOARD
                              COMPANY, a Delaware corporation


                              By:
                                 ----------------------------------

                              Its:
                                  ---------------------------------

                                   EXHIBIT D

                           VENDOR CONTRACTS AGREEMENT

     THIS VENDOR CONTRACTS AGREEMENT, dated as of October 31, 1997 (the "Agreement"), is made by and between THE ADVISORY BOARD COMPANY, a Maryland corporation ("ABC") and THE CORPORATE ADVISORY BOARD COMPANY, a Delaware corporation ("New AB").

                                    RECITALS
                                    --------

     A. ABC and New AB have entered into a Distribution Agreement dated as of October 31, 1997 (the "Distribution Agreement"), providing for the contribution by ABC of the Transferred Business (as defined therein) to New AB.

     B. Following the Contribution, subject to the conditions set forth in the Distribution Agreement, all issued and outstanding shares of capital stock of New AB will be distributed (the "Distribution") to the Sole Stockholder.

     C. In the interest of an orderly transition with respect to the transfer of the Transferred Business to New AB and certain third-party vendor contracts relating thereto (the "Vendor Contracts"), the parties desire to provide for (i) the provision during the Transition Period of services pursuant to the Vendor Contracts (the "Vendor Services") to New AB or ABC as appropriate and (ii) the appropriate allocation of related costs and expenses relating to such Vendor Services.

     The parties agree as follows:

     1.  Definitions.  Unless the context otherwise requires, capitalized terms
         -----------
not otherwise defined herein shall have the respective meanings given to them in the Distribution Agreement.

     2.  Vendor Services.
         ---------------

         (a) The Vendor Contracts are set forth on Attachment 1 hereto. Subject to the terms of this Agreement, upon the written request setting forth additional or amended Vendor Services to be provided to New AB made by an Executive Vice President of New AB or a person designated to act on his behalf in an instrument executed by such New AB Executive Vice President and delivered to ABC, ABC shall provide, or cause provision, to New AB of each of the Vendor Services with respect to the Transferred Business in the manner and to the same general extent as such Vendor Services have been provided to ABC in connection with the Transferred Business before the Contribution.

         (b) Costs and expenses relating to Vendor Contracts shall be allocated as shall be determined by the parties as follows or as otherwise shall be mutually agreed in writing by the parties:

                (i) Segregate Vendor Contract Invoices: If invoices relating to Vendor Services can be divided to reflect properly the Vendor Services provided to ABC and New AB, respectively, such invoices shall be segregated and paid directly by the appropriate party to whom the related Vendor Services were provided.

                (ii) Reimburse ABC: In the event that invoices relating to Vendor Services cannot be segregated and paid as described in subparagraph (i) above, New AB shall pay its allocated share directly or reimburse ABC for Vendor Services provided to New AB pursuant to this Agreement as set forth in Attachment 1.

     3.  Term.  Except with respect to Section 6, the term of this Agreement
         ----
shall commence on the date hereof and terminate (a) at the end of the Transition Period or (b) such other date as the parties hereto shall mutually agree in writing to terminate this Agreement (the "Term"). New AB shall have the right to terminate a Vendor Service or Vendor Services upon sixty (60) days prior written notice to ABC. Termination of one or more Vendor Services by New AB shall not affect the obligation of ABC to furnish all other Services for the remainder of the Term.

     4.  Nondisclosure.  In the event that, during the Term and in connection
         -------------
with a party's performance of its obligations hereunder, either party shall receive information concerning the other party hereto which the receiving party knows, or has reason to believe, is confidential or proprietary to the party to whom such information relates, the party receiving such information shall take all reasonable steps to (a) protect and hold such information in confidence and prevent its disclosure to third parties unless such third parties are under a duty of confidentiality to the party to which such information relates; and (b) restrict its use to those purposes consent to in writing by the party to whom such information relates; provided, however, that the party receiving such information shall not be required to protect or hold in confidence any information or data which (i) is or becomes available to the public without the fault of the receiving party, (ii) is independently developed by the receiving party, (iii) is disclosed to the receiving party by a third party known to the receiving party not to be under any duty of confidentiality to the party to whom such information relates with respect to such information or (iv) except as may otherwise be required by law. This Section 4 shall not limit the obligation of the parties under the Distribution Agreement to provide access to records after the date hereof.

     5.  Limitation on Liability.  ABC's liability to New AB in connection
         -----------------------
with this Agreement and the Vendor Services to be provided by ABC shall be limited to actual damages arising from ABC's gross negligence or willful misconduct in the performance of its duties and responsibilities hereunder; provided, however, that, in no event shall ABC be liable for any incidental or consequential damages.

     6.  Indemnity.
         ---------

         (a) ABC agrees to defend, indemnify and hold New AB and its officers, directors, employees and agents harmless from and against all liabilities, losses, claims, damages and expenses of any nature, including reasonable attorneys' fees, that are reasonably incurred by New AB arising out of the performance of the Services hereunder, except where such liability, loss, claim, damage or expense shall have been caused by New AB's gross negligence or willful misconduct in the performance of its duties and responsibilities hereunder.

         (b) New AB agrees to defend, indemnify and hold ABC and its officers, directors, employees and agents harmless from and against all liabilities, losses, claims, damages and expenses of any nature, including reasonable attorneys' fees, that are reasonably incurred by ABC arising out of the performance of the Services hereunder, except where such liability, loss, claim, damage or expense shall have been caused by ABC's gross negligence or willful misconduct in the performance of its duties and responsibilities hereunder.

     7.  Mutual Cooperation.  ABC and New AB will provide each other with
         ------------------
information and assistance reasonably necessary to investigate, defend or prosecute any claims, suits, charges, including but not limited to equal employment opportunity, workers compensation, insurance and similar claims brought by or against ABC or New AB relating to either of their businesses. This provision shall survive termination of this Agreement.

     8.  Third Party Rights.  Nothing in this Agreement, express or implied, is
         ------------------
intended to confer upon any person (including, without limitation, employees), other than the parties hereto and their respective successors and assigns, any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     9.  Relationship of Parties.  Nothing in this Agreement shall be deemed or
         -----------------------
construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship of independent contractor nor be deemed to vest any rights, interest or claims in any third parties.

     10.  Successor and Assigns.  This Agreement shall inure to the benefit of
          ---------------------
and be binding upon the respective successors and assigns of the parties hereto, provided that this Agreement may not be assigned by either of the parties hereto without the prior written consent of the other.

     11.  Notices.  All notices and other communications required or permitted
          -------
to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, postage prepaid or by certified or registered mail, and addressed to the applicable party at the respective addresses set forth in the Distribution Agreement (or at such other address for a party as shall be specified by a like notice).

     12.  Governing Law.  The validity, enforceability and performance of this
          -------------
Agreement shall be governed by and construed in accordance with the laws of the State of Maryland (excluding its choice of law rules).

     13.  Entire Agreement.  The parties intend that the terms of this
          ----------------
Agreement, including the attached schedules, shall be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative or other legal proceedings involving this Agreement.

     14.  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     15.  Headings.  The headings used in this Agreement are inserted for
          --------
convenience of reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

     16.  Amendments and Waivers.  This Agreement may not be amended except
          ----------------------
upon the written consent of all of the parties. By an instrument in writing, any party may waive compliance by any other party with any term or provision of this Agreement that such other party was or is obligated to comply with or perform, provided, however, that such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right remedy, or power provided herein or by law or in equity. The waiver by any party of the time for performance of any act or condition hereunder does not constitute a waiver of the act or condition itself.

     17.  Expenses.  Whether or not the transactions contemplated in this
          --------
Agreement are consummated, unless specifically provided otherwise in this Agreement (including all Schedules hereto), each party shall bear and pay all expenses incurred by it or on its behalf in connection with the preparation of this Agreement and consummation of the transactions described herein.

     18.  Severability.  If any provision of this Agreement, or the application
          ------------
thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be void, invalid or unenforceable, the remainder of this Agreement and such provisions as applied to other persons, places or circumstances shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                              THE ADVISORY BOARD COMPANY,
                              a Maryland corporation

                              By:
                                 -----------------------------

                              Its:
                                  ----------------------------

                              THE CORPORATE ADVISORY BOARD
                              COMPANY, a Delaware corporation


                              By:
                                 -----------------------------

                              Its:
                                  ----------------------------

                                  ATTACHMENT 1

                                VENDOR CONTRACTS





                                       1